UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                ________________

                                    FORM 8-K

                                ________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Earliest Event Reported: February 6, 2006

                                ________________

                              X-RITE, INCORPORATED

                                ________________


          Michigan                  000-14800               38-1737300
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


                              3100 44th Street S.W.
                           Grandville, Michigan 49418
               (Address of principal executive office) (Zip Code)

               Registrant's telephone number, including area code:
                                 (616) 534-7664

                                ________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 1.01  Entry into a Material Definitive Agreement

Stock Options. On February 6, 2006, the Compensation Committee of the Board of Directors (the "Compensation Committee") of X-Rite, Incorporated (the "Company") approved grants of stock options to the Company's executive officers as follows:

   Name                   Title                                      Number of Stock Options
   ----                   -----                                      -----------------------
   Michael Ferrara        CEO and President                                  50,810
   Mary Chowning          CFO and Vice President Finance                     22,860
   Jeffrey Smolinski      Vice President Operations                          15,240
   Bernard Berg           Sr. Vice President and CTO                         15,240
   James Weaver           Vice President Marketing and Development           15,240

The stock options vest one year from the date of grant.

Restricted Stock. On February 6, 2006, the Compensation Committee approved grants of restricted stock to the Company's executive officers as follows:

   Name                   Title                                      Number of Shares of Restricted Stock
   ----                   -----                                      ------------------------------------
   Michael Ferrara        CEO and President                                  34,770
   Mary Chowning          CFO and Vice President Finance                     15,650
   Jeffrey Smolinski      Vice President Operations                          10,430
   Bernard Berg           Sr. Vice President and CTO                         10,430
   James Weaver           Vice President Marketing and Development           10,430

The restricted stock vests in three years based on the achievement of certain performance targets including working capital, operating income, and R&D investments.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.


                                           X-RITE, INCORPORATED


Dated: February 10, 2006                   By: /s/ Mary E. Chowning
                                               ---------------------------------
                                               Mary E. Chowning
                                               Chief Financial Officer